Exhibit 10.3

LIMITED WAIVER TO TERM LOAN AGREEMENT

This LIMITED WAIVER TO TERM LOAN AGREEMENT (this “Limited Waiver”) is entered into as of April 20, 2007 by and among BURLINGTON MORELOS, S.A. DE C.V., a Mexican stock limited liability corporation (sociedad anónima de capital variable) (the “Borrower”), GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, for itself as a Lender and as Agent, and the other Lenders signatory hereto. Unless otherwise specified herein, capitalized terms used in this Limited Waiver shall have the meanings ascribed to them in to the Term Loan Agreement (as hereinafter defined).

RECITALS:

WHEREAS, the Borrower, the Agent and the Lenders entered into that certain Term Loan Agreement dated as of December 29, 2006 (as amended, restated, replaced, supplemented or otherwise modified from time to time, the “Term Loan Agreement”): and

WHEREAS, the parties to the Term Loan Agreement have agreed to a limited waiver to the Term Loan Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1 Limited Waiver to Term Loan Agreement. The Agent and Lenders hereby waive any breach of Section 6.2(c) of the Term Loan Agreement, and any Default or Event of Default as a result thereof, solely to the extent that Borrower failed to deliver the financial statements (and related deliveries required by Section 6.2(c)) for the fiscal months ending January 31, 2007 and February 28, 2007, in each case on or prior to the dates required to be delivered thereunder; provided, however, that Borrower delivers to Agent the monthly financial statements (and related deliveries) described above on or prior to April 30, 2007.

2 Representations and Warranties. In order to induce Agent and the Lenders to enter into this Limited Waiver, the Borrower represents and warrants to Agent and each Lender (which representations and warranties shall survive the execution and delivery of this Limited Waiver), that:

(a) the execution, delivery and performance by the Borrower of this Limited Waiver has been duly authorized by all necessary corporate action and this Limited Waiver is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms; and

(b) upon the effectiveness of this Limited Waiver, all of the representations and warranties contained in the Term Loan Agreement and in the other Loan Documents (other than those which speak expressly only as of an earlier date) are true and correct in all material respects on and as of the date of the effectiveness of this Limited Waiver after giving effect to this Limited Waiver and the transactions contemplated hereby.

3 Miscellaneous.

3.1 Effect; Ratification.

(a) Except as specifically set forth above, the Term Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b) The execution, delivery and effectiveness of this Limited Waiver shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Term Loan Agreement or any other Loan Document, nor constitute amendment of any provision of the Term Loan Agreement or any other Loan Document, except as specifically set forth herein. Upon the effectiveness of this Limited Waiver, each reference in the Term Loan Agreement to “this Agreement”, “hereunder”, “hereof, “herein” or words of similar import shall mean and be a reference to the Term Loan Agreement as amended hereby.

(c) The Borrower acknowledges and agrees that the limited waiver set forth herein is effective solely for the purposes set forth herein and that the execution and delivery by Agent of this Limited Waiver shall not be deemed (i) except as expressly provided in this Limited Waiver, to be a consent to any amendment, waiver or modification of any term or condition of the Term Loan Agreement or of any other Loan Document, (ii) to create a course of dealing or otherwise obligate Agent or Lenders to forbear, waive, consent or execute similar amendments under the same or similar circumstances in the future, or (iii) to amend, prejudice, relinquish or impair any right of Agent or Lenders to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Limited Waiver.

3.2 Counterparts and Signatures by Fax. This Limited Waiver may be executed in any number of counterparts, each such counterpart constituting an original but all together one and the same instrument. Any party delivering an executed counterpart of this Limited Waiver by fax shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Limited Waiver.

3.3 Severability. In case any provision in or obligation under this Limited Waiver shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

3.4 Loan Document. This Limited Waiver shall constitute a Loan Document.

3.5 GOVERNING LAW. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL, IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF, OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

[Signature Pages Follows]

IN WITNESS WHEREOF, the patties hereto have executed this Limited Waiver as of the date first above written.

BORROWER:

BURLINGTON MORELOS, S.A. DE C.V.

By:	/s/ Karyl P. McClusky
Name:	Karyl P. McClusky
Title:	Vice President & Treasurer

[Signature Page to Limited Waiver to Term Loan Agreement]

AGENT AND LENDERS:

GENERAL ELECTRIC CAPITAL CORPORATION, as the Agent and a Lender

By:	/s/ Donald J. Cavanaugh
Title:	Its Duly Authorized Signatory

[Signature Page to Limited Waiver to Term Loan Agreement]

UBS AG, STAMFORD BRANCH, as a Lender

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director

By:	/s/ David B. Julie
Name:	David B. Julie
Title:	Associate Director

[Signature Page to Limited Waiver to Term Loan Agreement]

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Josephine Norris
Name:	Josephine Norris
Title:	Director

[Signature Page to Limited Waiver to Term Loan Agreement]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ John Yankauskas
Name:	John Yankauskas
Title:	Sr. Vice President

[Signature Page to Limited Waiver to Term Loan Agreement]